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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 17, 2005



                          The Williams Companies, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                Delaware                       1-4174            73-0569878
          ---------------------             -------------      --------------
      (State or other jurisdiction           (Commission      (I.R.S. Employer
            of incorporation)                File Number)    Identification No.)

     One Williams Center, Tulsa, OK                                 74172
         -----------------------                                 -----------
(Address of principal executive offices)                         (Zip Code)



         Registrant's telephone number, including area code 918-573-2000


                                 Not Applicable
                           --------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

The Williams Companies, Inc. ("Williams") today commenced an offer (the "Offer") to pay a cash premium to holders of any and all of up to $299,987,000 aggregate principal amount of Williams' outstanding 5.50% Junior Subordinated Convertible Debentures due 2033 (the "Debentures") who elect to convert their Debentures to shares of Williams' common stock, par value $1.00 per share (the "Common Stock").

The Offer will expire at 11:59 p.m., New York City time, on December 15, 2005, unless extended by Williams. Surrendered Debentures may be withdrawn at any time prior to the expiration date.

The terms and conditions of the Offer are described in the Conversion Offer Prospectus and Letter of Transmittal, each dated November 17, 2005.

A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) None
(b) None
(c) Exhibits:
Exhibit 99.1 Copy of press release dated November 17, 2005, publicly reporting the matters discussed herein, filed pursuant to Item 8.01.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               The Williams Companies, Inc.




November 17, 2005              By: /s/ Brian K. Shore
                                  -------------------------------
                                  Name: Brian K. Shore
                                  Title: Secretary


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                                  Exhibit Index


EXHIBIT NO.    DESCRIPTION
-----------    -----------
EX-99.1        Press Release dated November 17, 2005